                                                                 EXHIBIT (99)(A)
                         FIRST FIDELITY BANCORPORATION
                                  COMMON STOCK
                     PROXY SOLICITED BY BOARD OF DIRECTORS
     The undersigned holder of shares of common stock of First Fidelity Bancorporation ("FFB") hereby constitutes and appoints William F. Hyland, Martin Meyerson, Harold W. Sonn and Norman Tanzman, or any of them, the true and lawful attorneys and proxies of the undersigned, each with full power of substitution, for and on behalf of the undersigned, to act and vote as specified on the reverse side hereof, all of the shares of FFB common stock held of record by the undersigned on August 22, 1995, at the Special Meeting of Stockholders of FFB to be held on October 3, 1995, at The Philadelphia Museum of Art, and at any adjournments or postponements thereof:
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
     The undersigned hereby acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus that accompanied this proxy and ratifies all lawful action taken by the above-named attorneys and proxies.
                                          (Continued, and to be signed and dated
                                                           on the reverse side.)
                                         FIRST FIDELITY BANK, N.A.
                                         P.O. BOX 11301
                                         New York, NY 10203-0301

PROPOSAL TO APPROVE MERGER AGREEMENT
     1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of June 18, 1995 (as the same may be amended), among FFB, First Union Corporation and First Union Corporation of New Jersey.

       FOR [ ]                         AGAINST [ ]                            ABSTAIN [ ]

     2. In their discretion, to act and vote upon such other business as may come before the meeting or any adjournments or postponements thereof.
                                                    Change of Address or
                                                         Comments Mark Here [ ]
                                             NOTE: Signature(s) should agree
                                             with name(s) on FFB stock
                                             certificate(s). Executors,
                                             administrators, trustees and other
                                             fiduciaries, and persons signing on
                                             behalf of corporations or
                                             partnerships, should so indicate
                                             when signing.
                                             Date:                        , 1995

                                                 Votes MUST be Indicated
                                                   (x) in Black or Blue Ink [ ]
Please Sign, Date and Return this Card Promptly Using the Enclosed Envelope.

                                                                 EXHIBIT (99)(A)
                                                                     (CONTINUED)
                         FIRST FIDELITY BANCORPORATION
                      SERIES B CONVERTIBLE PREFERRED STOCK
                     PROXY SOLICITED BY BOARD OF DIRECTORS
    The undersigned holder of shares of Series B Convertible Preferred Stock of First Fidelity Bancorporation ("FFB") hereby constitutes and appoints William F. Hyland, Martin Meyerson, Harold W. Sonn and Norman Tanzman, or any of them, the true and lawful attorneys and proxies of the undersigned, each with full power of substitution, for and on behalf of the undersigned, to act and vote as specified on the reverse side hereof, all of the shares of FFB Series B Convertible Preferred Stock held of record by the undersigned on August 22, 1995, at the Special Meeting of Stockholders of FFB to be held on October 3, 1995, at The Philadelphia Museum of Art, and at any adjournments or postponements thereof:
    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
    The undersigned hereby acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus that accompanied this proxy and ratifies all lawful action taken by the above-named attorneys and proxies.
                                                (Continued, and to be signed and
                                         dated on the reverse side.)
                                         FIRST FIDELITY BANK, N.A.
                                         P.O. BOX 11300
                                         New York, NY 10203-0300

PROPOSAL TO APPROVE MERGER AGREEMENT
    1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of June 18, 1995 (as the same may be amended), among FFB, First Union Corporation and First Union Corporation of New Jersey.

       FOR [ ]                         AGAINST [ ]                            ABSTAIN [ ]

    2. In their discretion, to act and vote upon such other business as may come before the meeting or any adjournments or postponements thereof.
                                                    Change of Address or
                                                         Comments Mark Here [ ]
                                             NOTE: Signature(s) should agree
                                             with name(s) on FFB stock
                                             certificate(s). Executors,
                                             administrators, trustees and other
                                             fiduciaries, and persons signing on
                                             behalf of corporations or
                                             partnerships, should so indicate
                                             when signing.
                                             Date:                        , 1995

                                                 Votes MUST be Indicated
                                                   (x) in Black or Blue Ink [ ]
Please Sign, Date and Return this Card Promptly Using the Enclosed Envelope.